Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. § 1350

In connection with the Form 10-Q of Tri-Valley Corporation for the fiscal quarter  ended September 30, 2008, I, Arthur M. Evans, Chief Financial Officer of Tri-Valley Corporation, hereby certify pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	Such Form 10-Q fully complies with the requirements of section 13(a) of 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Tri-Valley Corporation.

Date:	November 10, 2008

By:	/s/Arthur M. Evans
Arthur M. Evans, Chief Financial Officer Tri-Valley Corporation